SUPPLEMENT DATED OCTOBER 9, 2013

FIRST INVESTORS STRATEGIC INCOME FUND PROSPECTUS
DATED APRIL 3, 2013

1. In “The Fund Summary Section”, under the heading “Fees and Expenses of the Fund” on page 1, the “Annual Fund Operating Expenses” table and, on page 2, the table to the “Example” are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class
Management Fees	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.30%	0.00%
Other Expenses1	0.56%	0.56%3
Acquired (Underlying) Funds Fees and Expenses	0.71%	0.71%
Total Annual Fund Operating Expenses	1.62%	1.32%
Fee Limitation and/or Expense Reimbursement	0.32%	0.32%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement2	1.30%	1.00%

Example

	1 year	3 years
Class A shares	$700	$1,027
Advisor Class shares	$102	$387

2. In “The Fund Summary Section”, under the heading “Principal Investment Strategies” on page 2, the second paragraph is deleted in its entirety and replaced with the following:

The Fund has a flexible investment strategy.  The Fund will invest in a variety of fixed income securities, equity securities, and other instruments by investing through a combination of the Underlying Funds. The Underlying Income Funds are currently composed of the First Investors Cash Management Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund and First Investors International Opportunities Bond Fund.  The Underlying Income Funds primarily invest in fixed income securities consisting of U.S. Government securities, investment grade corporate bonds, mortgage-backed securities, below investment grade debt securities (commonly known as “high yield debt securities” or “junk bonds”), below investment grade (high yield) secured floating rate loans and/or bonds, and sovereign debt and currencies of developed countries located outside of the United States.  The Underlying Equity Fund, which is currently the First Investors Equity Income Fund, primarily invests in dividend-paying stocks.

3. In “The Fund Summary Section”, under the heading “Principal Investment Strategies” on page 2, the third sentence in the third paragraph is deleted and replaced with the following:

The Fund anticipates that it will invest a significant portion of its net assets in First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund and First Investors International Opportunities Bond Fund and, to a lesser degree, in First Investors Cash Management Fund, First Investors Government Fund and First Investors Equity Income Fund.

4. In “The Fund Summary Section”, under the heading “Principal Risks of the Underlying Funds”, the sub-heading “Credit Risk” on page 4 is deleted in its entirety and replaced with the following:

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk also applies to securities issued by U.S. Government-sponsored enterprises (such as Federal National Mortgage Association and Federal Home Loan Mortgage Association mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government.

5. In “The Fund Summary Section”, under the heading “Principal Risks of the Underlying Funds”, under the sub-heading “Interest Rate Risk” on page 4, the following is added at the end of the last sentence:

Floating rate loans and bonds generally are less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive to short-term interest rate changes.  The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.

6. In “The Fund Summary Section”, under the heading “Principal Risks of the Underlying Funds”, under the sub-heading “Liquidity Rate Risk” on page 5, the following is added at the end of the last sentence:

In the case of floating rate loans such loans, may be less liquid at times since they are generally subject to legal or contractual restrictions on resale and may trade infrequently.

7. In “The Fund Summary Section”, under the heading “Principal Risks of the Underlying Funds” on page 4, the following risks are added at the end of that section on page 6:

Floating Rate Loan Risk.  To the extent an Underlying Fund invests in floating rate loans, the value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate.  In the event of a default, an Underlying Fund may have difficulty collecting on any collateral and a floating rate loan can decline significantly in value.  An Underlying Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  In addition, high yield floating rate loans usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

Senior Loan Risk.  To the extent an Underlying Fund invests in senior loans, senior loan prices may be adversely affected by supply and demand imbalances caused by conditions in the senior loan market or related markets.  Although senior floating rate loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

High Yield Securities Risk.  This is the risk that high yield bonds and other types of high yield debt securities, including floating rate loans, have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Foreign Loan Risk.  This is the risk that a loan and/or bond issued in the U.S. by a foreign corporation or its subsidiary may be subject to risks associated with certain regulatory, economic and political conditions of the issuer’s foreign country and, in event of default, it may be difficult for an Underlying Fund to pursue its rights against the issuer in that country’s courts.

Borrowing Risk.  This is the risk that an Underlying Fund may borrow from banks by obtaining a line of credit to meet certain redemptions.  If an Underlying Fund is not able to extend its credit arrangement, it may be required to liquidate holdings at unfavorable prices.  Borrowings involve additional expense to an Underlying Fund.

8. In “The Fund in Greater Detail” section under the heading “Principal Investment Strategies” on page 9, the second paragraph is deleted in its entirety and replaced with the following:

The Fund has a flexible investment strategy and will invest in a variety of fixed income securities, floating rate securities, equity securities, and other instruments by investing through a combination of the Underlying Funds. The Underlying Income Funds are currently composed of the First Investors Cash Management Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund and First Investors International Opportunities Bond Fund.  The Underlying Income Funds primarily invest in fixed income securities consisting of U.S. Government securities, investment grade corporate bonds, mortgage-backed securities, below investment grade debt securities (commonly known as “high yield debt securities” or “junk bonds”), below investment grade (high yield) secured floating rate loans and/or bonds, and sovereign debt and currencies of developed countries located outside of the United States.  The Underlying Equity Fund, which is currently the First Investors Equity Income Fund, primarily invests in dividend-paying stocks.

9. In “The Fund in Greater Detail” section under the heading “Principal Investment Strategies” on page 9, the first sentence of the fourth paragraph is deleted in its entirety and replaced with the following:

The Fund anticipates that it will invest a significant portion of its net assets in First Investors Investment Grade Fund (within a range of 0%-40%), First Investors Fund For Income (within a range of 0%-50%), First Investors Floating Rate Fund (within a range of 0%-40%) and First Investors International Opportunities Bond Fund (within a range of 0%-40%), and, to a lesser degree, in First Investors Cash Management Fund (within a range of 0%-20%), First Investors Government Fund (within a range of 0%-35%), and First Investors Equity Income Fund (within a range of 0%-15%).  Under normal circumstances, the Fund will not invest more than 50% of its net assets in the First Investors Fund For Income and First Investors Floating Rate Fund in the aggregate.

10. In “The Fund in Greater Detail” section under the heading “Descriptions of the Underlying Funds” on page 11, the description of the First Investors Floating Rate Fund is added after the description of “Fund For Income” on page 12 as follows:

Floating Rate Fund:

Investment Objective:  The Fund seeks a high level of current income.

Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and/or bonds.  Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders, which have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index or another base rate.  In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.

The Fund will normally invest the majority of its assets in U.S. dollar denominated senior secured floating rate loans and/or bonds.  A senior floating rate loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy.  The Fund generally will acquire floating rate loans as assignments from lenders.

The Fund may invest in floating rate loans and/or bonds of any maturity or credit quality, but typically will invest in short duration, below investment grade floating rate loans and/or bonds (commonly referred to as “high yield” or “junk” bonds) that the subadviser believes have attractive risk/reward characteristics and which are issued by U.S. corporations and/or foreign corporations in U.S. dollars.

The subadviser generally attempts to reduce the impact on the Fund from changing interest rates by investing in securities with shorter durations.  Duration is a measurement of a loan’s or bond’s sensitivity to changes in interest rates.  In general, the longer the duration of loans and/or bonds, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares.  The subadviser believes that the Fund’s short duration approach potentially reduces the risk to the portfolio if interest rates should rise.

The Fund generally invests in below investment grade securities that are rated from BB+ to B- by Standard & Poor’s Ratings Services, Ba1 through B3 by Moody’s Investors Service, Inc., or which are deemed to be of equivalent credit quality by the subadviser.  The Fund will primarily invest in high yield floating rate loans and/or bonds, and may invest, to a lesser degree, in fixed-rate bonds.

Although the subadviser will consider ratings assigned by ratings agencies in selecting floating rate loans and/or bonds, it relies principally on its own research and investment analysis.  The subadviser selects a loan and/or bond based on a rigorous bottom-up evaluation of each company and each loan or security in the Fund’s portfolio.  The subadviser considers both company-specific quantitative and qualitative factors including: a company’s managerial strength and commitment to debt repayment; anticipated cash flow; debt maturity schedules; borrowing requirements; use of borrowing proceeds; asset coverage; earnings prospects; impacting legislation, regulation, or litigation; and the strength and depth of the protections afforded the lender through the documentation governing the bank loan or bond issuance.

The Fund may sell a holding when it meets the portfolio manager’s expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio manager’s expectations.  The portfolio manager may also decide to continue to hold a loan or bond (or related securities) after a default.  The Fund may borrow from banks, on a secured or unsecured basis and at fixed or variable rates of interest in order to maintain the liquidity necessary to meet redemptions.

11. In “The Fund in Greater Detail” section, under the heading “Principal Risks of the Underlying Funds”, under the sub-heading “Credit Risk” on pages 14 and 15, the first and fourth paragraphs are deleted in their entirety and replaced with the following:

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of asset-backed securities, the credit quality of the underlying loans.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.

Investments in the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Floating Rate Fund, International Opportunities Bond Fund and securities the Fund may invest in directly are subject to credit risk.

12. In “The Fund in Greater Detail” section, under the heading “Principal Risks of the Underlying Funds”, the sub-heading “Interest Rate Risk” on page 15 is deleted and replaced with the following:

Interest Rate Risk:

The market values of bonds and other high yield debt securities, including loans, are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Floating rate loans and bonds generally are less sensitive to short-term interest rate changes than fixed-rate instruments, but they could remain sensitive to short-term interest rate changes.  The interest rates on senior loans adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. The impact of interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in an Underlying Fund’s portfolio are subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”).  So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans.

Investments in the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Floating Rate Fund, International Opportunities Bond Fund and securities the Fund may invest in directly are subject to interest rate risk.

13. In “The Fund in Greater Detail” section, under the heading “Principal Risks of the Underlying Funds”, the sub-heading “Liquidity Risk” on page 16, the following is added at the end of the first paragraph and the second paragraph is deleted in its entirety is deleted and replaced with the following:

In the case of floating rate loans, such loans may be less liquid at times since they are generally subject to legal or contractual restrictions on resale and may trade infrequently.

Investments in the Cash Management Fund, Investment Grade Fund, Fund For Income, Floating Rate Fund, International Opportunities Bond Fund and securities the Fund may invest in directly are subject to liquidity Risk.

14. In “The Fund in Greater Detail” section under the heading “Principal Risks of the Underlying Funds” on page 14, the following risks are added at the end of that section on page 19:

Floating Rate Loan Risk:

To the extent an Underlying Fund invests in floating rate loans, the value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, an Underlying Fund may have difficulty collecting on any collateral, would not have the ability to collect on any collateral for an uncollateralized loan, and a floating rate loan can decline significantly in value.  An Underlying Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  Difficulty in selling a floating rate loan can result in a loss.  In addition, high yield floating rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.

Investments in the Floating Rate Fund are subject to floating rate loan risk.

Senior Loan Risk:

To the extent an Underlying Fund invests in senior loans, senior loan prices may be adversely affected by supply and demand imbalances caused by conditions in the senior loan market or related markets.  Although senior floating rate loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

Investments in the Floating Rate Fund and Fund For Income are subject to senior loan risk.

High Yield Securities Risk:

This is the risk that high yield bonds and other types of high yield debt securities, including floating rate loans, have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Investments in the Investment Grade Fund, Floating Rate Fund, International Opportunities Bond Fund and Fund For Income are subject to high yield securities risk.

Foreign Loan Risk:

This is the risk that a loan and/or bond issued in the U.S. by a foreign corporation or its subsidiary may be subject to risks associated with certain regulatory, economic and political conditions of the issuer’s foreign country and, in event of default, it may be difficult for an Underlying Fund to pursue its rights against the issuer in that country’s courts.

Investments in the Floating Rate Fund are subject to foreign loan risk.

Borrowing Risk:

This is the risk that an Underlying Fund may borrow from banks by obtaining a line of credit to meet certain redemptions.  There is no assurance that an Underlying Fund will be able to establish and maintain an appropriate line of credit.  Upon the expiration of the term of a credit arrangement, the lender may not be willing to extend further credit to an Underlying Fund or may only be willing to do so at an increased cost to an Underlying Fund.  If an Underlying Fund is not able to extend its credit arrangement, it may be required to liquidate holdings at unfavorable prices.  In connection with its borrowings, an Underlying Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  An Underlying Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.  Borrowings involve additional expense to an Underlying Fund.

Investments in the Floating Rate Fund are subject to borrowing risk.

15. In “The Fund in Greater Detail” section, under the heading “Principal Risks of the Underlying Funds,” under the sub-heading “Market Risk” on page 15, the second paragraph is deleted in its entirety and replaced with the following:

Investments in the Fund For Income, Floating Rate Fund, International Opportunities Bond Fund and Equity Income Fund are subject to market risk.

* * * * *
Please retain this Supplement for future reference.

SIFP21013

SUPPLEMENT DATED OCTOBER 9, 2013

FIRST INVESTORS STRATEGIC INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 3, 2013

1. Under the heading “History and Classification of the Fund” on page I-3, the fifth, sixth and seventh sentences of the first paragraph are deleted and replaced with the following:

There are six other separate and distinct series of the Trust, which are described in separate documents.  The Fund is a diversified fund and has been designed as a “fund-of-funds”, which means that it pursues its investment objective by investing primarily in a combination of underlying funds (“Underlying Funds”) that currently exist or that may become available for investment in the future for which First Investors Management Company, Inc. (“FIMCO”) acts as investment adviser.  These Underlying Funds currently include First Investors Cash Management Fund, First Investors Government Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund, First Investors International Opportunities Bond Fund, and First Investors Equity Income Fund.

2. In “Appendix A - Investment Strategies Used by the Fund and Underlying Funds”, the First Investors Floating Rate Fund’s investment checklist is added as a new page I-A-9 as follows:

Floating Rate Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─

Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

*The Fund’s subadviser and/or Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.

3. In Part-II, under the section “Descriptions of Investment Strategies and Risks”, under the heading “I. Debt Securities” on page II-1, the fifth and sixth sentences of the second paragraph are deleted and replaced with the following:

Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) are considered investment grade.  Bonds that are rated lower than Baa3 by Moody’s and BBB- by S&P are considered below investment grade (commonly known as “junk bonds” or “high yield”) and are referred to as “High Yield Securities.”

4. In Part-II, under the section “Descriptions of Investment Strategies and Risks”, under the heading “I. Debt Securities” on page II-1, the ninth sentence of the second paragraph is deleted and replaced with the following:

Even debt obligations that are rated Baa3 by Moody’s or BBB- by S&P, or higher have speculative characteristics.

5. In Part-II, under the section “Descriptions of Investment Strategies and Risks”, under the heading “E. High Yield Securities” on pages II-2 and II-3, the first, second and fourth paragraphs are deleted and replaced with the following:

E.  High Yield Securities.  The Fund may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include floating rate loans, senior loans, or bonds.  For a discussion of floating rate loans and senior loans, see sections “O.  Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Fund may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  Bonds that are rated below Baa3 by Moody’s and below BBB- by S&P are considered below investment grade and are referred to as High Yield Securities as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.

Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed bonds.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit the Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

6. In Part-II, under the section “Descriptions of Investment Strategies and Risks”, under the heading “I. Syndicated Bank Loans” on page II-4, the first sentence in the first paragraph is deleted and replaced with the following:

The Fund may invest in syndicated bank loans.  See section “O. Variable Rate and Floating Rate Securities” for a description of floating rate securities.

7. In Part-II under the section “Descriptions of Investment Strategies and Risks”, the heading “O. Variable Rate and Floating Rate Securities” on page II-7 is deleted and replaced as follows:

O.  Variable Rate and Floating Rate Securities.  The Fund may invest in variable rate and floating rate securities, which are generally secured within the borrower’s capital structure, but may also be unsecured.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.

The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.

The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so and may be unsecured.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

8. In Part-II, under the section “Descriptions of Investment Strategies and Risks”, a new heading is added as “P. Senior Loans” on page II-7 after the heading “O. Variable Rate and Floating Rate Securities” as follows:

P.  Senior Loans.  Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Fund typically invests only in the term loan portions of senior loan structures, although it could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods.  In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate.  During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its net asset value.

The Fund invests in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.

For a description of floating rate securities see section “O. Variable Rate and Floating Rate Securities”.

9. In Part-II under the section “Descriptions of Investment Strategies and Risks”, the headings “P. Zero Coupon and Pay-In-Kind Securities”, “Q. Sovereign Debt” and “R. Fixed-Income Securities Issued by Supranational Organizations” on pages II-7 and II-8, have been assigned new letters  “Q”, “R” and “S”, respectively.

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Please retain this Supplement for future reference.

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